Exhibit 3.83

ARTICLES OF INCORPORATION

OF

BLACK HILLS FIBER SYSTEMS. INC.

The undersigned incorporator for the purpose of forming a South Dakota business corporation under and by virtue of the South Dakota Business Corporation Act, makes and files these Articles of Incorporation.

FIRST.  The name of this Corporation shall be Black Hills Fiber Systems, Inc., and the place where its principal corporate offices are located shall be in Rapid City. South Dakota and its principal operating offices will be Rapid City, South Dakota, or elsewhere as designated by the Board of Directors from time to time.

SECOND.  The Corporation is formed for the purpose of engaging in the business of constructing and operating fiber optic lines for retail and wholesale telecommunication purposes. The Corporation shall have all the powers, rights and privileges as are provided by the laws of the State of South Dakota for business corporations.

THTRD.  The Corporation shall have perpetual existence.

FOURTH.  The Corporation shall have the authority to issue 500,000 shares of common stock, each having a par value of $1 per share with all shares having equal voting rights of one vote for each share.

FIFTH.  The Corporation will not commence business until consideration of a value of at least $1,000 has been received for the issuance of shares.

SIXTH.  The address of the incorporator and the registered office and the name of its registered agent at such address is:

Roxann R. Basham

625 Ninth Street

P.O. Box 1400

Rapid City, SD 57709

Roxann R. Basham does hereby consent to serve as the registered agent.

SEVENTH.  The business affairs of the Corporation shall be governed by a board of directors, the exact number, their qualifications and terms of office to be determined by the Bylaws of the Corporation.  The initial board of directors shall consist of one person, and the name and address of the person who is to serve as the initial director until the first meeting of the incorporator or until a successor is elected and qualified is as follows:

Roxann R. Basham

625 Ninth Street

P.O. Box 1400

Rapid City, SD 57709

EIGHTH.  Each person who is or was a director or officer of the Corporation and each person who serves or served at the request of the Corporation as a director or officer shall be indemnified by the Corporation in accordance with and to the fullest extent authorized by the South Dakota Business Corporation Act of the State of South Dakota as the same now exists or may be hereafter amended.  No amendment to or repeat of this Eighth Article shall apply to or have any effect on the rights of any individual referred to in this Eighth Article for or with respect to acts or omissions of such individual occurring prior to such amendment or repeal.

Dated April 21st, 1998.

/s/ Roxann R. Basham
Roxann R. Basham

STATE OF SOUTH DAKOTA

COUNTY OF PENNINGTON

On the 21st day of April 1998, before me, the undersigned officer, personally appeared Roxann R. Basham, known to me or satisfactorily proven to be the person whose name is subscribed to the within instrument and acknowledged that she executed the same for the purposes therein contained.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public

ARTICLES OF AMENDMENT TO THE
ARTICLES OF INCORPORATION OF
BLACK HILLS FIBER SYSTEMS, INC.
CHANGING THE CORPORATE NAME TO
BLACK HILLS FIBERCOM, INC.

1.                                      The name of the corporation prior to the filing of these Articles of Amendment is Black Hills Fiber Systems, Inc.

2.                                      The following amendment was adopted by the corporation’s shareholders:

The name of the corporation shall be changed to Black Hills Fibercom, Inc.

3.                                      The date of the adoption of the amendment was August 31, 1998.

4.                                      The number of outstanding shares of the corporation is 2,500, with all shares being entitled to vote.

5.                                      All outstanding shares were voted for the amendment referenced in paragraph 2 above.

IN WITNESS WHEREOF, these Articles of Amendment to the Articles of Incorporation of Black Hills Fiber Systems, Inc. changing the corporate name to Black Hills Fibercom, Inc. were executed on the 16th day of  September, 1998.

/s/ Daniel P. Landguth
Daniel P. Landguth
Chairman of the Board of Directors

STATE OF SOUTH DAKOTA

COUNTY OF PENNINGTON

On the  16th  day of September 1998, before me, the undersigned officer, personally appeared Daniel P. Landguth, known to me or satisfactorily proven to be the person whose name is subscribed to the within instrument and acknowledged that she executed the same for the purposes therein contained.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public
My Commission Expires:

ARTICLES OF AMENDMENT TO THE
ARTICLES OF INCORPORATION OF
BLACK HILLS FIBERCOM, INC.
CHANGING THE CORPORATE NAME TO
BLACK HILLS FIBER SYSTEMS, INC.

1.                                      The name of the corporation prior to the filing of these Articles of Amendment is Black Hills Fibercom, Inc.

2.                                      The following amendment was adopted by the corporation’s shareholders:

The name of the corporation shall be changed to Black Hills Fiber Systems, Inc.

3.                                      The date of the adoption of the amendment was December 8, 1998.

4.                                      The number of outstanding shares of the corporation is 2,500, with all shares being entitled to vote.

5.                                      All outstanding shares were voted for the amendment referenced in paragraph 2 above.

IN WITNESS WHEREOF, these Articles of Amendment to the Articles of Incorporation of Black Hills Fibercom, Inc. changing the corporate name to Black Hills Fiber Systems, Inc. were executed on the 8th day of  December , 1998.

/s/ Daniel P. Landguth
Daniel P. Landguth
Chairman of the Board of Directors

STATE OF SOUTH DAKOTA

COUNTY OF PENNINGTON

On the  8th  day of December 1998, before me, the undersigned officer, personally appeared Daniel P. Landguth, known to me or satisfactorily proven to be the person whose name is subscribed to the within instrument and acknowledged that she executed the same for the purposes therein contained.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public
My Commission Expires:

SECRETARY OF STATE
STATE CAPITOL	STATEMENT OF CHANGE OF REGISTERED OFFICE	File Date
500 E. CAPITOL	OR REGISTERED AGENT, OR BOTH	Receipt No
PIERRE, S.D. 57501-5077
605-773-4845

FILING FEE: $10 In addition to annual report fee

Pursuant to the provisions of the South Dakota Corporation Acts, the undersigned corporation submits the following statement for the purpose of changing its registered office and/or its registered agent in the State of Dakota.

1.              The name of the corporation is   Black Hills Fiber Systems, Inc.

2.              The previous street address, or a statement that there is no street address, of its registered office

625 Ninth St., P.O. Box 1400, Rapid City, SD                                               ZIP + 4  57501-1400

3.              The current address to which the registered office is to be changed. A P.O. box number can be used for mailing        but a street address, or a statement that there is no street address if street addresses have not been assigned, or the

RR address, must also be included,  625 Ninth Street, P.O. Box 1400, Rapid City, SD ZIP + 4  57501-1400

4.              The name of its previous registered agent is  Roxann R. Basham

5.              The name of its successor registered agent is *  Steven J. Helmers

*The Consent of Registered Agent below must be completed by the new agent.

6.              The address of its registered office and the address of the business office of its registered agent, as changed, will  be identical.

7.              This change has been authorized by resolution duly adopted by the board of directors.

The statement may be signed by the chairman of the board of directors, by its president, or by another of its officers in the presence of a notary of public.

Dated	April 26, 2001	/s/ Steven J. Helmers
(Signature)

General Counsel & Corporate Secretary
(Title)

STATE OF SOUTH DAKOTA

SS

COUNTY OF PENNINGTON

On the 26th day of April   , 2001, before me, LeeAnn Steckler, personally appeared Steven J. Helmers, known to me, or proved to me, to be the  General Counsel & Corporate Secretary  of the corporation that is described in and that executed the within instrument and acknowledged to me that such corporation executed the same.

My Commission Expires	10-11-2004

Notary Public

CONSENT OF APPOINTMENT BY THE REGISTERED AGENT

I, Steven J. Helmers, hereby give my consent to serve as the registered agent for   Black Hills Fiber Systems, Inc.

(name of registered agent)

Dated	April 26, 2001	Steven J. Helmers

SECRETARY OF STATE
STATE CAPITOL	STATEMENT OF CHANGE OF REGISTERED OFFICE	File Date
500 E. CAPITOL	OR REGISTERED AGENT, OR BOTH	Receipt No
PIERRE, S.D. 57501-5077
605-773-4845

FILING FEE: $10 In addition to annual report fee

Pursuant to the provisions of the South Dakota Corporation Acts, the undersigned corporation submits the following statement for the purpose of changing its registered office and/or its registered agent in the State of Dakota.

1.              The name of the corporation is Black Hills Fiber Systems, Inc.

2.              The previous street address, or a statement that there is no street address, of its registered office

625 Ninth St., P.O. Box 1400, Rapid City, SD                                                       ZIP + 4  57501-1400

3.              The street address, or a statement that there is no street address, to which the registered office is to be changed 503 South Pierre Street Pierre, South Dakota ZIP  57501

4.              The name of its previous registered agent is  Steven J. Helmers

*The Consent of Registered Agent below must be completed by the new agent.

5.              The name of its successor registered agent is * Corporation Service Company

6.              The address of its registered office and the address of the business office of its registered agent, as changed, will  be identical.

7.              This change has been authorized by resolution duly adopted by the board of directors.

The statement may be signed by the chairman of the board of directors, by its president, or by another of its officers in the presence of a notary of public.

Dated	11-9-01	/s/ Steven J. Helmers
(Signature)

Steven J. Helmers, Secretary
(Title)

STATE OF SOUTH DAKOTA

SS

COUNTY OF PENNINGTON

I, Jayne Riske, a notary public, do hereby certify that on this 7th day of November, 2001 personally appeared Steven J. Helmers, who, being by me first duly sworn, declared that he/she is the Secretary of Black Hills Fiber Systems, Inc. that he/she signed the foregoing document as officer of the corporation, and the statements therein contained are true.

My Commission Expires	8-17-07
Notary Public

CONSENT OF APPOINTMENT BY THE REGISTERED AGENT

I, Corporation Service Company, hereby give my consent to serve as the registered agent for Black Hills Fiber Systems, Inc.

(name of registered agent)

Corporation Service Company
Dated	11-16-01	By:	/s/ Bobbie Hall
(signature of registered agent)
Bobbie Hall, Asst. VP

SECRETARY OF STATE
STATE CAPITOL	STATEMENT OF CHANGE OF REGISTERED OFFICE	File Date
500 E. CAPITOL	OR REGISTERED AGENT, OR BOTH	Receipt No
PIERRE, S.D. 57501-5077
605-773-4845

FILING FEE: $10 In addition to annual report fee

Pursuant to the provisions of the South Dakota Corporation Acts, the undersigned corporation submits the following statement for the purpose of changing its registered office and/or its registered agent in the State of Dakota.

1.              The name of the corporation is Black Hills Fiber Systems, Inc.

2.              The street address, or a statement that there is no street address, of its registered office

503 South Pierre Street, Sioux Falls, SD                                                   ZIP + 4  57501-4522

3.              The current address to which the registered office is to be changed. A P.O. box number can be used for mailing        but a street address, or a statement that there is no street address if street addresses have not been assigned, or the RR address, must also be included,  5100 S Broadband Lane Sioux Falls, SD ZIP + 4  57108

4.              The name of its current registered agent is Corporation Service Company

5.              The name of its new registered agent is * William P. Heaston

*The Consent of Registered Agent below must be completed by the new agent.

6.              The address of its registered office and the address of the business office of its registered agent, as changed, will  be identical.

The statement may be signed by any authorized officer of the corporation.

Dated	12/2/05	/s/ William P. Heaston
(Signature)

Printed Name

VP, General Counsel & Corporate Secretary
(Title)

CONSENT OF APPOINTMENT BY THE REGISTERED AGENT

I, William P. Heaston, hereby give my consent to serve as the registered agent for   Black Hills Fiber Systems, Inc.

(name of registered agent)

Dated	12/2/05	/s/ William P. Heaston

SECRETARY OF STATE
STATE CAPITOL	STATEMENT OF CHANGE OF REGISTERED OFFICE	File Date
500 E. CAPITOL	OR REGISTERED AGENT, OR BOTH	Receipt No
PIERRE, S.D. 57501-5077
605-773-4845

FILING FEE: $10 In addition to annual report fee

Pursuant to the provisions of the South Dakota Corporation Acts, the undersigned corporation submits the following statement for the purpose of changing its registered office and/or its registered agent in the State of Dakota.

1.              The name of the corporation is Black Hills Fiber Systems, Inc.

2.              The street address, or a statement that there is no street address, of its registered office

5100 South Broadband Lane, Sioux Falls, SD                                                              ZIP + 4  57501-4522

3.              The current address to which the registered office is to be changed. A P.O. box number can be used for mailing        but a street address, or a statement that there is no street address if street addresses have not been assigned, or the RR address, must also be included,  503 South Pierre Street, Pierre, SD ZIP + 4 57501

4.              The name of its current registered agent is William P. Heaston

5.              The name of its new registered agent is * Corporation Service Company

*The Consent of Registered Agent below must be completed by the new agent.

6.              The address of its registered office and the address of the business office of its registered agent, as changed, will  be identical.

The statement may be signed by any authorized officer of the corporation.

Dated	December 7, 2007	/s/ Maureen Cullen
(Signature)

Maureen Cullen
Printed Name

Attorney In Fact
(Title)

CONSENT OF APPOINTMENT BY THE REGISTERED AGENT

I, Corporation Service Company, hereby give my consent to serve as the registered agent for  BLACK HILLS FIBER SYSTEMS, INC.

(name of registered agent)

Dated	12/7/07	/s/ Michelle R. Vannoy
(signature) Michelle R. Vannoy, Asst. V.P.